SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                        January 19, 2007


                           CADIZ INC.
     (Exact name of Registrant as specified in its charter)

                            DELAWARE
         (State or other jurisdiction of incorporation)

                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)

777 South Figueroa Street, Suite 4250, Los Angeles 90017
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
            OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)  Mr. Geoffrey Grant has been appointed to the Company's
Board of Directors effective January 19, 2007. Mr. Grant was appointed to fill an existing vacancy on the Company's Board.

     Mr. Grant is presently a Managing Partner and Chief Investment Officer of Peloton Partners LLP ("Peloton"), a hedge fund launched in 2005. Prior to founding Peloton, Mr. Grant was with Goldman
Sachs for 24 years, from 1981 to 2004. Mr. Grant's last responsibility at Goldman Sachs was as Head of Global Foreign Exchange and Co-head of the Proprietary Trading Group in London. Mr. Grant began his career at Morgan Stanley, working in New York and Tokyo from 1981 to 1989.

     On June 26, 2006 the Company entered into a credit agreement with Peloton Partners LLP, as administrative agent for the loan, and with an affiliate of Peloton and another investor, as lenders (the "Credit Agreement"). The transactions contemplated by this Credit Agreement closed on June 29, 2006. The Credit Agreement was subsequently amended in part on September 29, 2006. The terms of the Credit Agreement and subsequent amendment were previously reported by the Company on Forms 8-K dated June 26, 2006 and September 29, 2006, respectively, which Forms 8-K are hereby incorporated by reference.

     There are no arrangements or understandings between Mr. Grant and any other persons pursuant to which Mr. Grant has been appointed as a director. The Credit Agreement allows Peloton to designate one independent director. As a principal of Peloton, Mr. Grant does not meet the SEC and NASDAQ requirements for independence and cannot be appointed to the Board pursuant to this designation right or serve on Board committees which require that the committee member be an independent director. Peloton has previously used this right to designate Mr. Raymond J. Pacini as a member of the Company's Board and Mr. Pacini will continue to serve on the Board as Peloton's sole designee.

     Mr. Grant will participate in the Company's Outside Director
Compensation Plan, as described in the Company's Proxy Statement for its Annual Meeting of Stockholders held November 10, 2006.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By: /s/ O'Donnell Iselin II
                                  -------------------------------
                                  O'Donnell Iselin II
                                  Chief Financial Officer



Dated:  January 22, 2007